UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06330

Morgan Stanley Limited Duration U.S. Government Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York                    10036

    (Address of principal executive offices)              (Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-296-0289

Date of fiscal year end: May 31, 2015

Date of reporting period: August 31, 2014

Item 1. Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2014 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (16.9%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$700	................................	2.313%	06/01/38	$750,543
637	................................	2.327	07/01/38	678,849
414	................................	2.342	07/01/36	442,351
542	................................	2.375	08/01/35	578,083
259	................................	2.394	06/01/37	276,975
872	................................	2.403	05/01/40	935,644
885	................................	2.423	07/01/38	951,651
2,094	................................	2.428	01/01/36–03/01/37	2,251,582
854	................................	2.475	09/01/35	916,550
526	................................	3.845	09/01/40	560,323
	Federal National Mortgage Association, Conventional Pools:
995	................................	1.892	09/01/37	1,047,253
818	................................	2.261	09/01/38	872,414
1,030	................................	2.305	10/01/35	1,096,893
639	................................	2.328	05/01/35	683,118
722	................................	2.329	05/01/39	771,348
943	................................	2.351	10/01/39	1,006,532
424	................................	2.367	09/01/38	453,103
1,030	................................	2.424	10/01/37	1,107,730
398	................................	2.482	07/01/39	426,602
331	................................	2.786	09/01/39	355,449
	Government National Mortgage Association, Various Pools:
459	................................	1.625	02/20/41	476,408
451	................................	2.00	11/20/39–02/20/40	467,961

	Total Agency Adjustable Rate Mortgages (Cost $17,058,515)			17,107,362

	Agency Bond - Banking (FDIC Guaranteed) (0.9%)
880	NCUA Guaranteed Notes (Cost $878,777)	1.40	06/12/15	887,814

	Agency Bond - Consumer Discretionary (U.S. Government Guaranteed) (0.8%)
795	Safina Ltd. (Cost $795,329)	2.00	12/30/23	788,065

	Agency Bonds - Sovereign (U.S. Government Guaranteed) (2.6%)
1,705	Hashemite Kingdom of Jordan Government AID Bond	2.503	10/30/20	1,734,866
885	Tunisia Government AID Bonds	1.686	07/16/19	885,410

	Total Agency Bonds - Sovereign (U.S. Government Guaranteed) (Cost $2,590,000)			2,620,276

	Agency Fixed Rate Mortgages (28.5%)
	Federal Home Loan Mortgage Corporation,
	Gold Pools:
1,251	................................	4.00	11/01/41	1,324,702
1,135	................................	4.50	12/01/24	1,217,940
58	................................	7.50	05/01/35	68,942
33	................................	8.00	08/01/32	41,189
35	................................	8.50	08/01/31	43,666
	September TBA:
2,774	(a)................................	4.00	09/01/44	2,934,996
	Federal National Mortgage Association,
	Conventional Pools:
1,580	................................	4.00	06/01/24–11/01/41	1,689,210
4,254	................................	4.50	06/01/24–01/01/44	4,598,208
5,616	................................	5.00	12/01/23–03/01/41	6,189,067
2,796	................................	5.50	05/01/41	3,126,171

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$894	................................	6.00		02/01/37–09/01/37	$1,011,530
360	................................	6.50		12/01/36	413,840
456	................................	7.00		04/01/32–03/01/37	518,260
78	................................	7.50		08/01/37	93,672
136	................................	8.00		04/01/33	163,404
59	................................	8.50		10/01/32	72,033
	October TBA:
208	(a)................................	4.50		10/01/44	224,157
	September TBA:
2,060	(a)................................	3.00		09/01/29	2,136,381
1,790	(a)................................	3.50		09/01/29	1,891,806
	Government National Mortgage Association,
	Various Pools:
320	................................	6.00		11/15/38	360,707
417	................................	7.50		11/15/32	491,166
234	................................	8.50		07/15/30	269,669

	Total Agency Fixed Rate Mortgages (Cost $28,363,312)				28,880,716

	Asset-Backed Security (0.7%)
725	United States Small Business Administration (Cost $724,768)	2.245		09/10/22	711,053

	Collateralized Mortgage Obligations - Agency Collateral Series (14.2%)
	Federal Home Loan Mortgage Corporation
1,025	................................	1.426		08/25/17	1,031,818
771	................................	1.437		01/25/19	775,551
299	................................	1.56		10/25/18	301,897
706	................................	1.615		09/25/18	714,440
2,450	................................	1.655		11/25/16	2,487,057
1,321	................................	1.691		06/25/18	1,342,516
809	................................	1.776		04/25/18	823,185
678	................................	1.781		10/25/20	682,524
187	................................	1.873		01/25/18	189,984
843	................................	1.883		05/25/19	844,081
743	................................	2.061		10/25/20	754,207
265	................................	2.086		03/25/19	267,963
587	................................	2.257		10/25/20	600,213
320	................................	2.303		09/25/18	327,439
285	................................	2.323		10/25/18	291,723
483	................................	3.034	(b)	10/25/20	506,087
	Federal National Mortgage Association
720	................................	0.595		08/25/15	721,485
431	................................	0.953		11/25/15	433,295
907	................................	1.083		02/25/16	911,950
1,531	Government National Mortgage Association, IO	6.645	(b)	08/16/36	347,431

	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $14,133,059)				14,354,846

	U.S. Agency Securities (2.7%)
	Private Export Funding Corp.
490	................................	1.375		02/15/17	495,452
2,300	................................	1.45		08/15/19	2,260,445

	Total U.S. Agency Securities (Cost $2,794,568)				2,755,897

	U.S. Treasury Securities (32.2%)
	U.S. Treasury Notes
8,800	................................	0.875		01/31/17–02/28/17	8,832,484
14,600	................................	1.00		09/30/16	14,733,459
8,895	................................	1.50		06/30/16	9,065,081

	Total U.S. Treasury Securities (Cost $32,821,823)				32,631,024

	Short-Term Investments (7.4%)
	U.S. Treasury Security (0.5%)
486	U.S. Treasury Bill (c)(d) (Cost $485,899)	0.046		02/12/15	485,915

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2014 (unaudited) continued

NUMBER OF SHARES (000)
	Investment Company (6.9%)
6,978	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (e) (Cost $6,977,767)		$6,977,767

	Total Short-Term Investments (Cost $7,463,666)		7,463,682

	Total Investments (Cost $107,623,817) (f)(g)	106.9%	108,200,735
	Liabilities in Excess of Other Assets	(6.9)	(6,999,736)

	Net Assets	100.0%	$101,200,999

AID	Agency for International Development.
FDIC	Federal Deposit Insurance Corporation.
IO	Interest Only.
NCUA	National Credit Union Administration.
TBA	To Be Announced.
(a)	Security is subject to delayed delivery.
(b)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on August 31, 2014.
(c)	Rate shown is the yield to maturity at August 31, 2014.
(d)	All or a portion of the security was pledged to cover margin requirements for futures contracts and a swap agreement.
(e)

The Fund invests in the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by the Liquidity Funds with respect to assets invested by the Fund in the Liquidity Funds.

(f)	Securities are available for collateral in connection with securities purchased on a forward commitment basis, open futures contracts and a swap agreement.
(g)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2014 (unaudited) continued

Futures Contracts Open at August 31, 2014:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
26	Long	U.S. Treasury 2 yr. Note, Dec-14	$5,695,219	$2,844
13	Short	U.S. Treasury Long Bond, Dec-14	(1,821,219)	(4,976)
70	Short	U.S. Treasury 10 yr. Note, Dec-14	(8,804,688)	(9,297)
159	Short	U.S. Treasury 5 yr. Note, Dec-14	(18,894,914)	(23,602)

		Net Unrealized Depreciation		$(35,031)

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2014 (unaudited) continued

Interest Rate Swap Agreement Open at August 31, 2014:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Morgan Stanley & Co., LLC*	$4,915	3 Month LIBOR	Receive	1.14%	07/23/17	$(9,626)

* LIBOR	Cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC. London Interbank Offered Rate.

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Portfolio of Investments ¡ August 31, 2014 (unaudited)

Valuation of Investments - (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Board of Trustees (the “Trustees”). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities’ market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities’ fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$17,107,362	$—	$17,107,362
Agency Bond - Banking (FDIC Guaranteed)	—	887,814	—	887,814
Agency Bond - Consumer Discretionary (U.S. Government Guaranteed)	—	788,065	—	788,065
Agency Bonds - Sovereign (U.S. Government Guaranteed)	—	2,620,276	—	2,620,276
Agency Fixed Rate Mortgages	—	28,880,716	—	28,880,716
Asset-Backed Security	—	711,053	—	711,053
Collateralized Mortgage Obligations - Agency Collateral Series	—	14,354,846	—	14,354,846
U.S. Agency Securities	—	2,755,897	—	2,755,897
U.S. Treasury Securities	—	32,631,024	—	32,631,024
Total Fixed Income Securities	—	100,737,053	—	100,737,053
Short-Term Investments
U.S. Treasury Security	—	485,915	—	485,915
Investment Company	6,977,767	—	—	6,977,767
Total Short-Term Investments	6,977,767	485,915	—	7,463,682
Futures Contract	2,844	—	—	2,844
Total Assets	6,980,611	101,222,968	—	108,203,579
Liabilities:
Futures Contracts	(37,875)	—	—	(37,875)
Interest Rate Swap Agreement	—	(9,626)	—	(9,626)
Total Liabilities	(37,875)	(9,626)	—	(47,501)
Total	$6,942,736	$101,213,342	$—	$108,156,078

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of August 31, 2014, the Fund did not have any investments transfer between investment levels.

Item 2. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Limited Duration U.S. Government Trust

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

October 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

October 21, 2014

/s/ Francis Smith

Francis Smith

Principal Financial Officer

October 21, 2014